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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 333-101685 and 333-52240) of our report dated February 26, 2004, with respect to the consolidated financial statements and schedule of Catuity, Inc. included in this Annual Report (Form 10-K) for the year ended December 31, 2003.

Detroit, Michigan
March 12, 2004